Exhibit 10.19.2

                                                                  EXECUTION COPY

                                 FIRST AMENDMENT
                                       TO
                    THIRD AMENDED AND RESTATED LOAN AGREEMENT

     THIS FIRST AMENDMENT TO THE THIRD AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made and entered into as of this 22nd day of September, 2004, but effective as of the 1st day of April, 2004, by and among CBL & ASSOCIATES LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter referred to as "Borrower"), and SUNTRUST BANK, a Georgia banking corporation (the "Bank").

                                   WITNESSETH:

     WHEREAS, Borrower and Bank entered into that certain Third Amended and Restated Loan Agreement dated as of September 24, 2003 (the "Loan Agreement"), pursuant to which the Bank agreed to extend to Borrower a loan on a credit revolving basis (the "Loan") not to exceed the principal sum of Ten Million and No/100 Dollars ($10,000,000) at any one time outstanding; and

     WHEREAS, Borrower and Bank desire to extend the Maturity Date for the Loan by extending the Termination Date by one (1) year and modify certain definitions now contained in the Loan Agreement;

     NOW THEREFORE, for and in consideration of the premises, for Ten and No/100 Dollars ($10.00) in hand paid by the parties to each other, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by Borrower and Bank, Borrower and Bank do hereby covenant and agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to such terms in the Credit Agreement.

     2. Adjusted Asset Value. The definition of Adjusted Asset Value contained in the Loan Agreement is hereby amended:

          (a) by deleting the figure "8.5%" from the third line thereof, and by inserting the figure "8.25%" in lieu thereof; and

               (b) by deleting therefrom the final sentence thereof, which did read:

                    "In addition, in the case of any operating Property acquired in the immediately preceding period of twelve consecutive months for a purchase price indicative of a capitalization rate of less than 8.5%, EBITDA attributable to such Property shall be excluded from the determination of Adjusted Asset Value."

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

     3. Gross Asset Value. The definition of Gross Asset Value contained in the Loan Agreement is hereby amended by deleting therefrom paragraph
          (e)(ii):

                    "(ii)any  operating  Property  acquired  in the  immediately preceding period of twelve consecutive months for a purchase price indicative of a capitalization rate of less than 8.5%; provided, that if the Parent or Subsidiary acquired such Property together with other
                         Properties or other assets and paid an aggregate purchase price for such Properties and other assets, then the Parent shall allocate the portion of the aggregate purchase price attributable to such Property in a manner consistent with reasonable accounting practices;"

                         and inserting the following in lieu thereof:

                    "(ii)any  operating  Property  acquired  in the  immediately preceding period of eighteen consecutive months for a purchase price indicative of a capitalization rate of less than 8.25%; provide, that if the Parent or a Subsidiary acquired such Property together with other
                         Properties or other assets and paid an aggregate purchase price for such Properties and other assets, then the Parent shall allocate the portion of the aggregate purchase price attributable to such Property in a manner consistent with reasonable accounting practices; provided further, in no event shall the aggregate value of such operating Property included in Gross Asset Value pursuant to this clause (e)(ii) exceed $1,000,000,000.00."

     4. Termination Date. The definition of Termination Date contained in the Loan Agreement is hereby deleted and in lieu thereof the following definition shall be inserted and added to replace the same:

                    "Termination Date" means April 1, 2006, or such later date to which such date may be extended in accordance with
                    Section 11.12."

     5. Total Liabilities. The definition of Total Liabilities contained in the Loan Agreement is hereby amended by inserting the following immediately after numbered subclause (2) thereof:

                    "(3) All items included in the line item "Accounts Payable and Accrued Liabilities" under the category of "Liabilities and Shareholder's Equity" in the Consolidated Balance Sheets included Parent's Form 10-Q or Form 10-K (or their equivalent) filed with the Securities and Exchange Commission (or any Governmental Authority substituted therefore) shall not be included as Total Liabilities."

     6. Conditions Precedent. Subject to the other terms and conditions hereof, this Amendment shall not become effective until the Agent


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

          shall have received each of the following instruments, documents or agreements, each in form and substance satisfactory to the Agent:

          (a) Counterparts this Amendment duly executed and delivered by Borrower and Bank;

          (b) a certificate of Secretary of CBL Holdings I, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL Holdings I, Inc. have not been modified since September 24, 2003; (ii) that the Partnership Agreement and Certificate of Limited Partnership of Borrower and Guarantor have not been modified since September 24, 2003; (iii) that attached thereto is a true and complete copy of Resolutions adopted by the Executive Committee Board of Directors of CBL Holdings I, Inc., authorizing the execution and delivery on behalf of Borrower and Guarantor of this Amendment and the other instruments, documents or agreements executed and delivered by or on behalf of Borrower and/or Guarantor in connection herewith remain in full force and effect (all such instruments, documents or agreements executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc., Borrower and/or Guarantor are hereinafter collectively referred to as the "Borrower Amendment Documents"); and (iv) as to the incumbency and genuineness of the signatures of the officers of CBL Holdings I, Inc. executing the Borrower Amendment Documents to which Borrower and/or Guarantor is a party;

          (c) a certificate of the Secretary of CBL & Associates Properties, Inc. dated as of the date hereof certifying (i) that the Certificate of Incorporation and By-laws of CBL & Associates Properties, Inc. have not bee modified since September 24, 2003;
               (ii) that copy Resolutions adopted by the Executive Committee Board of Directors of CBL & Associates Properties, Inc. authorizing the execution and delivery on behalf of CBL & Associates Properties, Inc. of this Amendment and the other instruments, documents or agreements executed and delivered by CBL & Associates Properties, Inc. in connection herewith (all such instruments, documents or agreement executed and delivered in connection herewith by or on behalf of CBL Holdings I, Inc., Borrower may or any Subpartnership are hereinafter collectively referred to as the "Properties Amendment Documents"); and (iii) as to the incumbency and genuineness of the signatures of the offices of CBL & Associates Properties, Inc. executing the Properties Amendment Documents to which CBL & Associates Properties, Inc. is a party;

          (d) the opinions of Borrower's in-house counsel addressed to the Bank and satisfactory in form and substance to the Bank, covering such matters relating to the transaction contemplated by this Amendment as the Bank may reasonably request.

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

     Upon fulfillment of the foregoing conditions precedent, this Amendment shall become effective as of the date hereof.

     7. Representations and Warranties; No Default. Borrower hereby represents and warrants to the Bank that:

          (a) all of Borrower's representations and warranties contained in the Loan Agreement and the other Loan Documents, except for those representations and warranties which by their terms date specific only to a stated date, are true and correct on and as of the date of Borrower's execution of this Amendment;

          (b) no Default or Event of Default has occurred and is continuing as of such date under any Loan Document;

          (c) Borrower has the power and authority to enter into this Amendment and to perform all of its obligations hereunder;

          (d) the execution, delivery and performance of this Amendment by Borrower has been duly authorized by all necessary corporate, partnership or other action;

          (e) the execution and delivery of this Amendment and performance thereof by Borrower does not and will not violate the Partnership Agreements or other organizational documents of Borrower or the Certificate of Incorporation, By-laws or other organizational documents of CBL Holdings I, Inc. and does not and will not violate or conflict with any law, order, writ, injunction, or decree of any court, administrative agency or other governmental authority applicable to Borrower or their respective properties; and

          (f) this Amendment, the Guarantor consent, and all other documents executed in connection herewith, constitute legal, valid and binding obligations of the parties thereto, in accordance with the respective terms thereof, subject to bankruptcy, insolvency and similar laws of general application affecting the rights and remedies of creditors and, which respect to the availability of remedies of specific enforcement, subject to the discretion of the court before which any proceeding therefor may be brought.

     8. Expenses. Borrower agrees to pay, immediately upon demand by the Bank, all reasonable costs, expenses, fees and other charges and expenses actually incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment and the Amendment Documents.

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

     9. Defaults Hereunder. The breach of any representation, warranty or covenant contained herein or in any document executed in connection herewith, or the failure to observe or comply with any term or agreement contained herein shall constitute a Default or Event of Default under the Loan Agreement (subject to any applicable cure period set forth in the Loan Agreement) and the Bank shall be entitled to exercise all rights and remedies they may have under the Loan Agreement, any other documents executed in connection therewith and applicable law.

     10. References. All references in the Loan Agreement and the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement as amended hereby and as the same may hereafter be amended from time to time.

     11. Limitation of Agreement. Except as especially set forth herein, this Amendment shall not be deemed to waive, amend or modify any term or condition of the Loan Agreement, each of which is hereby ratified and reaffirmed and which shall remain in full force and effect, nor to serve as a consent to any matter prohibited by the terms and conditions thereof.

     12. Counterparts. To facilitate execution, this Amendment may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signature thereon and thereafter attached to another counterpart identical thereto having attached to it additional signature pages.

     13. Further Assurances. Borrower agrees to take such further action as the Bank shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement.

     14. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.

     15. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia, without reference to principles of conflicts of law.


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



     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Third Amended and Restated Loan Agreement to be executed by their authorized officers all as of the day and year first above written.

                           BORROWER:

                           CBL & ASSOCIATES LIMITED PARTNERSHIP

                           By:  CBL Holdings I, Inc., its sole general partner

                                  By:   /s/ John N. Foy
                                     -------------------------------------------
                                  Name:  John N. Foy
                                     -------------------------------------------
                                  Title: Vice Chairman of the Board
                                         and Chief Financial Officer
                                     -------------------------------------------





























                    [ SIGNATURE PAGES CONTINUE ON NEXT PAGE ]

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

     [SIGNATURE PAGE TO THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF SEPTEMBER 24, 2003]


                  SUNTRUST BANK, a Georgia Banking Corporation


                          By:   /s/ W. John Wendler
                             -------------------------------------------------
                                Name:  W. John Wendler
                                     -----------------------------------------
                                Title: Director
                                      ----------------------------------------



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


     [SIGNATURE PAGE TO THE FIRST AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AGREEMENT DATED AS OF SEPTEMBER 24, 2003]



                         CONSENT OF PARENT AND GUARANTOR

     Cool Springs Crossing Limited Partnership, a Tennessee limited partnership ("Guarantor") and CBL & Associates Properties, Inc., a Delaware corporation ("Parent") hereby consents to and approves the Borrower's execution of the foregoing First Amendment to Third Amended and Restated Loan Agreement by and between SunTrust Bank and CBL & Associates Limited Partnership.


                 GUARANTOR:

                 COOL SPRINGS CROSSING LIMITED PARTNERSHIP
                 a Tennessee limited partnership
                 By:  CBL & Associates Limited Partnership, a Delaware
                        Limited partnership and its general partner
                 By:  CBL Holdings I, Inc., a   Delaware Corporation and its
                        sole general partner of CBL & Associates Limited Partnership

                 By:    /s/ John N. Foy
                    --------------------------------------------------------
                 Name:  John Foy
                 Title:   Vice Chairman and Chief Financial Officer

                 PARENT:

                 CBL & ASSOCIATES PROPERTIES, INC.

                 By:   /s/ John N. Foy
                    --------------------------------------------------------
                 Name:  John Foy
                 Title:   Vice Chairman and Chief Financial Officer




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